PGIM Rock ETF Trust
PGIM Nasdaq-100 Buffer 12 ETF – October
(the “Fund”)
Supplement dated September 23, 2026
to the Funds’ Currently Effective Summary Prospectus and Prospectus
As described in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximately one-year period over which the Fund seeks to produce the target outcome). The next Target Outcome Period for the Fund will commence on October 1, 2026 and end on September 30, 2027 (the “New Target Outcome Period”). The Fund’s Cap will not be determined until on or about the start of the New Target Outcome Period. Investors are encouraged to visit the Fund’s website (https://www.pgim.com/investments/etf-buffer-fund)* on October 1, 2026 (or the first business day thereafter) to obtain information on the Cap for the New Target Outcome Period. Investors should consider the Cap before investing or reinvesting in the Fund for the New Target Outcome Period.
As of September 23, 2026, the expected range of the Fund’s Cap (before fees and expenses) for the New Target Outcome Period is set forth below.
Fund Name	Ticker	Estimated Cap Range
PGIM Nasdaq-100 Buffer 12 ETF – October	PQOC	19.80% – 22.80% before fees and expenses
(19.30% – 22.30% after taking into account the Fund’s unitary management fee)
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* Reference to the Website does not incorporate the Website into this supplement or each Fund’s prospectus.

LR5028OCT